UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.

(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

(414) 225-7365

Registrant’s telephone number, including area code

Lori Hoch

825 N. Jefferson St., Suite 400

Milwaukee, WI 53202

(Name and address of agent for service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 - December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

TABLE OF CONTENTS

Cortina Small Cap Growth Fund
Shareholder Letter	1
Portfolio Information	3
Cortina Small Cap Value Fund
Shareholder Letter	4
Portfolio Information	6
Disclosure of Fund Expenses	7
Schedule of Investments
Cortina Small Cap Growth Fund	8
Cortina Small Cap Value Fund	11
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights
Cortina Small Cap Growth Fund	16
Cortina Small Cap Value Fund - Institutional	17
Cortina Small Cap Value Fund - Investor	18
Notes to Financial Statements	19
Additional Information	24

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2017 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

The first half of Fiscal 2018 was an eventful and prosperous six months for most equity investors. The eventful portion was dominated by politics (both domestic and global) and weather, while the prosperous portion was all about the continued steady climb of equities both large and small. For illustration, the S&P 500 returned 11.4% over the second half of calendar 2017 (i.e., the first half of the Fund’s Fiscal 2018 period) and did so without a single pullback of 5% or more. As teased in our July letter to shareholders, this made 2017 just the second calendar year of the past thirty that didn’t include a pullback of at least 5% at some point in the year. Small caps, defined here as the Russell 2000 Index, have now gone 700 days without a 10% correction which is also a rarity.

The rise has been driven in part by synchronized economic growth throughout the world. In yet another rarity, each of the ten largest economies in the world posted positive Gross Domestic Product (“GDP”) growth in the third quarter. This has led to generally strong earnings results and in turn rising stock prices. In addition, the current portion of the rally has been characterized in large part by momentum and a preference for higher market cap stocks. Whether its FAANG stocks within the large caps, or biotechnology stocks within the small caps, as a general rule strong performing stocks continued to perform well. This is in part driven by passive investing in general and Exchange-Traded Funds (“ETFs”) more specifically. As passive money flows into market cap weighted index funds and sector and industry ETFs the lion’s share of the dollars are invested in the larger holdings, thus feeding the momentum. This has been a relative performance headwind for our fund that prefers to be early to yet undiscovered companies, often with smaller market caps than the benchmark average.

Turning back to the eventful portion of the past six months, politics have dominated the headlines. We’ll focus our discussion on the policy side of things, though policy has certainly only occupied a portion of the political headlines. From a policy perspective, the White House officially pivoted away from healthcare reform in favor of tax reform in mid-August. Despite the seemingly universal disdain for Obamacare amongst House and Senate Republicans, when it came time to count the votes they simply couldn’t agree on what exactly it was they didn’t like and what the right model was. Tax reform, on the other hand, proved to be a less difficult though far from easy topic upon which to find common ground. The bill was officially signed into law on December 22nd, fueling further gains in equity markets.

Focusing more specifically on our portfolio, our return over the first half of the fiscal year was 3.56%. A nicely positive six month return but one that meaningfully lagged the 11.1% return of the Russell 2000 Growth Index. Approximately 5% of the 7% performance discrepancy can be attributed to the Health Care sector. There were several factors at play here. In the September quarter, hospital same-store revenue was negative for the first time in the 2000’s. Secularly, this is being driven at least in part by increased penetration of high deductible health plans and that trend is not likely to slow down any time soon. More acutely, Hurricanes Harvey and Irma (the weather portion of the eventful period) temporarily knocked out two of the largest health care markets in the country (Houston and Florida). Tactical investors fled to managed care stocks that benefit from lower utilization and clinical stage biotechnology stocks that are little impacted by facility traffic. Many of our healthcare holdings are tied to procedure volumes and therefore reported disappointing results, pointing at least a portion of the finger towards the hurricanes. In the small and microcap world disappointing results, often times without regard for the reason, are extrapolated and the stocks get punished. We used weakness as an opportunity to add to holdings and initiate new holdings in companies where we felt results were appropriately attributable to transient weather-related weakness. In others where we felt the weather was a convenient excuse for company-specific issues, we exited our positions.

Outside of Healthcare, the Industrials sector was the second largest contributor to underperformance. On the whole our Industrial holdings performed solidly, returning just under 10% on average, though they were dragged down by the poor performance of an airline holding as industry price competition intensified. We were also underweight the sector, which was the best performing sector in the index returning more than 17%. We also gave up modest ground in the Consumer Discretionary, Consumer Staples and Technology sectors. The Technology sector has been a strongly positive contributor for us over the years however returns stalled for the sector within both the benchmark and our portfolio during the first half of the fiscal year. It was the second worst performing sector in the benchmark and our largest overweight. Partially offsetting these areas, we experienced positive security selection within the Telecommunication Services, Financials and Energy sectors.

OUTLOOK & PORTFOLIO POSITIONING

Our positioning entering 2018 is not too dissimilar from prior quarters or years. We continue to profile smaller than the benchmark (and most of our peers) from a market cap perspective. The projected revenue and earnings growth rates of our holdings are well in excess of those of the benchmark. Our holdings have less leverage than the overall benchmark as measured by debt to equity ratios. This list goes on and is very consistent with both our investment philosophy and the long history of our strategy. Looking at sectors, we enter the year overweight the Technology, Energy and Telecom Services sectors in that order and underweight the remaining sectors with our most prominent underweights being the Consumer Discretionary, Real Estate, Consumer Staples and Materials sectors. This is more a function of our individual holdings than it is a top down view, though we are comfortable with where the relative weights reside.

Delving deeper into individual sectors, we’ll begin with the Energy sector as that was a particular pain point for the totality of calendar 2017. We remain convicted in our view that the oil market is tight and should further tighten as the year progresses. Continued synchronized global economic growth has the potential to make markets even tighter than we’d like. We also remain convicted that technological advancements and improved efficiencies have made domestic shale energy a cost competitive and necessary piece of global oil supply and that our holdings can earn attractive returns even at significantly lower oil prices. As for complacency, given the divergence in commodity prices and energy stock returns (oil prices have risen much more aggressively than stocks), we believe complacency in the energy markets could be the making of the proverbial coiled spring. While our convictions are high, our year-end overweight of roughly 250 basis points is a little less than half of what it was at this time last year reflecting our appreciation for the volatility of the sector as a whole and the directionally homogeneous returns of individual holdings.

Semi-Annual Report | December 31, 2017	1

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2017 (Unaudited)

The other large pain point in 2017 was the Health Care sector. We enter 2018 with a roughly neutral weighting relative to the benchmark. Here we are vigilant with regards to overall utilization and in particular utilization at high cost facilities, i.e. hospitals. While we remain unexposed to clinical stage biopharma companies, our overall health care portfolio is as diverse as we can recall with meaningful allocation to Equipment and Supplies, Providers and Services, Pharmaceuticals and commercial stage life sciences and diagnostics companies classified as Biotechnology. We are excited to introduce two new themes that are predominantly health care centric as we enter the New Year. The first, Self-Pay Medicine / Aesthetics draws on the aging population’s desire to maintain a youthful appearance through any means necessary. It is further influenced by our interactions with companies and physicians that have made it increasingly clear that doctors representing a variety of specialties are aggressively seeking new revenue sources in the wake of declining reimbursement rates from insurance companies and lower overall utilization trends. The other new theme, Combatting the Opioid Crisis, is just as it sounds. The Opioid Crisis has been designated a public health emergency that will require a wide variety of efforts to address, making it an ideal thematic candidate.

Finally, our largest overweight remains the Information Technology sector. Many of the underlying trends within the tech portion of our portfolio are the same: more bandwidth, IT security and the demand for more semiconductor chips which requires industry capacity expansion. One newer area is the increasing challenge businesses face in managing vast types of data, in a wide variety of applications used by disparate employees and other users. Here we are invested in a number of companies addressing various pain points.

Investing involves risks, including loss of principal.

FAANG – FAANG is an acronym for the five most popular tech stocks in the market, namely Facebook, Apple, Amazon, Netflix, and Alphabet's Google.

Basis Point – Basis Point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

2	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Growth Fund	December 31, 2017 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2017.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2017

	6 Months	1 Year	3 Years	5 Years	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	3.56%	14.12%	9.23%	11.96%	12.77%	1.76%
Russell 2000® Growth Index	11.09%	22.17%	10.28%	15.21%	17.04%

*	The Fund’s inception date is September 30, 2011.
**	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2018, subject thereafter to annual re-approval of the agreement by the Fund's Board of Directors. The current expense ratio for the Fund can be located in the Financial Highlights contained within this shareholder report.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 – The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Sector Allocations***

***	Percentages are based on Net Assets as of December 31, 2017. Holdings are subject to change.

Semi-Annual Report | December 31, 2017	3

Shareholder Letter

Cortina Small Cap Value Fund	December 31, 2017 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

For the year, the Cortina Small Cap Value Fund outperformed its benchmark, the Russell 2000 Value Index. On a larger map, while nearly every asset rose, the journey was all about large cap growth, overseas markets, plus Bitcoin and related developing currencies. Even commodities have begun to rebound as the global economy remains strong. We are pleased to have posted a return that exceeded the high single-digit return of the benchmark Russell 2000 Value and to have done so primarily through strong downside protection. Consumer Discretionary, Industrials, Health Care, and Technology were all positive offset by a slight Financials negative impact and the drag of our Energy exposure for much of the year that has more recently begun to redeem itself.

The second half of the year saw a large move up in the markets. Cyclicals overall did well, with Materials, Energy and Industrials all posting solid gains in the index, whereas the fund gained much of its outperformance from the Consumer and Technology sectors with strong stock selection along with a positive contribution from overall sector allocation.

The bias in the portfolio towards certain Consumer companies was intentional. As the economy has healed, we monitored the incremental improvement in wages coincident with the strong job market. This improvement gave us confidence to commit capital towards companies that benefit from that trend – yet we did not get sucked into the multi-year value-traps that much of the retail sector remains. Energy was the largest detractor from the annual performance. While we understand the reticence of investors to revisit the sector, the price of West Texas oil is up 40% from its summer lows and close to double its level of two years ago. We believe exposure to the sector is likely to be rewarding from here.

The end of the year played out much as we expected. The equity markets began the second half weakly but at the time we saw virtually nothing in the data to justify the market’s pessimism. It was our view that the markets and economy would remain strong thus our exposure to economically sensitive companies and industries was consistent. It was also our view that tax reform hopes were not priced in three months ago. Today tax reform is law and we believe is incorporated into the market’s general expectations. What we believe remains unincorporated into expectations, and still not part of the general public’s mood, is the strength of the economy. Economic reports of recent weeks and months are excellent and we expect will remain healthy for some time.

The Cortina Small Cap Value Fund began with the very simple premise that companies undergoing substantive change tend to be underappreciated by investors due to the anchoring of perception in the recent past. This is absolutely still true. There is no denying that the behavior of the market has changed with the expansion of computerized trading, but that is as it ever was. Just as Black-Scholes option pricing, spreadsheets, telephones, internet, day traders, $7.95 commissions, etc…have all upended previous orders, so too has abundant data. Quantitative and factor-investing are relatively new over the broad scope of history, but have been around for a while. What is different today is that they are available to everyone now, either to investors via retail and institutional offerings or to the buy-side via off-the-shelf products. What we believe is lost amongst the punditry calling for the end of humans is that nature abhors a high return. Certain high profile quantitative investors have attracted billions of dollars of investable capital due to high returns. And now it seems everyone is a quant. Billions are currently being spent on computers and programmers across Wall Street.

It was only three years ago that Michael Lewis published Flash Boys: A Wall Street Revolt about the billions spent on transmission speeds and how high frequency trading was stealing all the investing profits. The deeper lessons of economics rarely seem to be top of mind for those making grandiose forecasts. High returns are rarely sustainable and attract incremental capital which ultimately leads to diminishing returns on future investments. We expect the same result for quant- and factor-based investing over time. If everyone is adding capacity and ability, how likely is it that these similar strategies will continue to earn excess returns?

Kurt Vonnegut was one of the most famous and interesting writers of the twentieth century. Years ago he wrote that most stories have very similar structures, with a rise, a fall, and a rebound or some derivation of the same. “Somebody gets in trouble, gets out of it again. People love that story. They never get sick of it.”

The literary arc is duplicated in life, in countries, politics, business, and financial markets. Yet Wall Street, even in this advanced age, continues to adhere to the straight line assumption, which is just as well. Opportunity continues to present itself in the equities of companies improving for the better that have been cast aside by either the people or the computers.

Companies get in trouble, their stock prices decimated, and their fans desert them. Yet so long as the core remains intact, they often rebound and the patient and the adventurous earn the rewards. We believe the same applies to portfolio management. For the past two decades we have worked in this business of analyzing companies, studying markets, and creating and finding opportunities within the tumult. The industry has fundamentally changed in the last few years, but We Believe in Evolution is both an investment philosophy and a business practice. As we look into 2018, we will continue to execute on our mission of investing your capital in what we believe are the best risk-reward opportunities we can discover.

4	1-855-612-3936 | www.cortinafunds.com

Shareholder Letter

Cortina Small Cap Value Fund	December 31, 2017 (Unaudited)

Investing involves risks, including loss of principal.

Black-Scholes – The Black-Scholes formula (also called Black-Scholes-Merton) was the first widely used model for option pricing. It's used to calculate the theoretical value of European-style options using current stock prices, expected dividends, the option's strike price, expected interest rates, time to expiration and expected volatility.

Semi-Annual Report | December 31, 2017	5

Portfolio Information

Cortina Small Cap Value Fund	December 31, 2017 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2017.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund Institutional share class (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. Performance will vary from class to class based on differences in class-specific expenses.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2017

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund - Institutional	7.02%	9.79%	5.99%	11.31%	15.50%	1.72%
Cortina Small Cap Value Fund - Investor	6.86%	9.54%	5.73%	11.03%	15.22%	1.97%
Russell 2000® Value Index	7.26%	7.84%	9.55%	13.01%	15.95%***

*	The Fund’s Institutional shares inception date is September 30, 2011, Investor shares inception date is April 30, 2014. The performance shown for Investor shares for periods pre-dating the commencement of operations of that class reflects the performance of the Fund’s Institutional shares, the initial share class, calculated using the fees and expenses of Investor shares. If Investor shares of the Fund had been available during periods prior to April 30, 2014, the performance shown may have been different.
**	Cortina Asset Management, LLC (the ”Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) to 1.10% and 1.35% of average daily net assets of the Fund’s Institutional and Investor Class shares, respectively. The agreement will continue in effect at least through October 31, 2018, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors. The current expense ratio for the Fund can be located in the Financial Highlights contained within this shareholder report.
***	Represents the period from September 30, 2011 (date of original public offering of the Institutional shares) through December 31, 2017.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 – The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Sector Allocations****

****	Percentages are based on Net Assets as of December 31, 2017. Holdings are subject to change.

6	1-855-612-3936 | www.cortinafunds.com

Disclosure of Fund Expenses

December 31, 2017 (Unaudited)

As a shareholder of the Fund(s), you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period(a)	Net Expense Ratios(b)
Cortina Small Cap Growth Fund - Institutional
Actual Fund Return	$1,000.00	$1,035.10	$5.64	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund - Institutional
Actual Fund Return	$1,000.00	$1,070.20	$5.74	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund - Investor
Actual Fund Return	$1,000.00	$1,068.00	$7.04	1.35%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.
(b)	Annualized, based on the Fund's most recent half-year expenses.

Semi-Annual Report | December 31, 2017	7

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS (98.90%)
Consumer Discretionary (10.53%)
Cavco Industries, Inc.(a)	1,078	$164,503
Chegg, Inc.(a)	14,124	230,504
Chuy's Holdings, Inc.(a)	7,128	199,940
Cooper-Standard Holding, Inc.(a)	2,118	259,455
Five Below, Inc.(a)	4,321	286,569
IMAX Corp.(a)	12,072	279,467
MarineMax, Inc.(a)	12,392	234,209
Ollie's Bargain Outlet Holdings, Inc.(a)	8,336	443,892
Red Robin Gourmet Burgers, Inc.(a)	2,387	134,627
Universal Electronics, Inc.(a)	4,974	235,021
Wingstop, Inc.	8,422	328,289
		2,796,476
Energy (3.94%)
Abraxas Petroleum Corp.(a)	73,501	180,812
Mammoth Energy Services, Inc.(a)	12,485	245,080
Matador Resources Co.(a)	6,490	202,034
Ring Energy, Inc.(a)	14,700	204,330
SRC Energy, Inc.(a)	25,024	213,455
		1,045,711
Financials (5.69%)
Financial Engines, Inc.	8,167	247,460
Green Dot Corp., Class A(a)	5,063	305,096
Independent Bank Group, Inc.	4,698	317,585
LendingTree, Inc.(a)	769	261,806
Pinnacle Financial Partners, Inc.	3,542	234,835
Sterling Bancorp Inc.(a)	11,480	145,796
		1,512,578
Health Care (23.45%)
ANI Pharmaceuticals, Inc.(a)	3,503	225,768
AtriCure, Inc.(a)	15,470	282,173
AxoGen, Inc.(a)	12,268	347,184
BioTelemetry, Inc.(a)	12,683	379,222
Bovie Medical Corp.(a)	26,292	68,359
Cardiovascular Systems, Inc.(a)	9,960	235,952
Collegium Pharmaceutical Inc(a)	10,985	202,783
Cross Country Healthcare, Inc.(a)	15,801	201,621
Cutera, Inc.(a)	3,910	177,318
Diplomat Pharmacy, Inc.(a)	17,773	356,704
Evolent Health, Inc., Class A(a)	15,015	184,685
HealthEquity, Inc.(a)	4,038	188,413
K2M Group Holdings, Inc.(a)	20,477	368,586
Ligand Pharmaceuticals, Inc.(a)	1,304	178,557
Neogen Corp.(a)	3,122	256,660
NeoGenomics, Inc.(a)	25,220	223,449
Neos Therapeutics, Inc.(a)	26,021	265,414
Novocure, Ltd.(a)	16,750	338,350
OrthoPediatrics Corp.(a)	4,788	91,882
Oxford Immunotec Global PLC(a)	24,340	340,030
Pacira Pharmaceuticals, Inc.(a)	4,435	202,458
Repligen Corp.(a)	3,376	122,481
STAAR Surgical Co.(a)	16,713	259,052
Supernus Pharmaceuticals, Inc.(a)	6,039	240,654
Tactile Systems Technology, Inc.(a)	9,537	276,382

See Notes to Financial Statements.

8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
Vanda Pharmaceuticals, Inc.(a)	14,037	$213,362
		6,227,499
Industrials (18.08%)
Air Transport Services Group, Inc.(a)	9,860	228,160
Albany International Corp., Class A	3,686	226,505
Astec Industries, Inc.	3,655	213,817
Atlas Air Worldwide Holdings, Inc.(a)	5,545	325,214
Axon Enterprise, Inc.(a)	12,924	342,486
Barnes Group, Inc.	3,826	242,071
BMC Stock Holdings, Inc.(a)	14,149	357,970
Commercial Vehicle Group, Inc.(a)	21,400	228,766
Daseke, Inc.(a)	13,713	195,959
Dycom Industries, Inc.(a)	2,727	303,870
Granite Construction, Inc.	5,114	324,381
Kforce, Inc.	4,442	112,161
Kratos Defense & Security Solutions, Inc.(a)	27,288	288,980
Manitex International, Inc.(a)	29,110	279,456
Saia, Inc.(a)	4,176	295,452
Spartan Motors, Inc.	13,766	216,815
Spirit Airlines, Inc.(a)	3,005	134,774
Titan International, Inc.	19,322	248,867
Westport Fuel Systems, Inc.(a)	62,354	234,451
		4,800,155
Information Technology (32.83%)(b)
2U, Inc.(a)	2,939	189,595
Amber Road, Inc.(a)	31,418	230,608
Blackhawk Network Holdings, Inc.(a)	8,914	317,784
Bottomline Technologies de, Inc.(a)	5,669	196,601
Box, Inc., Class A(a)	15,624	329,979
ChannelAdvisor Corp.(a)	22,856	205,704
Cloudera, Inc.(a)	17,942	296,402
Coherent, Inc.(a)	679	191,627
CommVault Systems, Inc.(a)	6,006	315,315
Cray, Inc.(a)	15,369	371,930
EMCORE Corp.(a)	17,107	110,340
Five9, Inc.(a)	8,295	206,380
FormFactor, Inc.(a)	19,241	301,122
Hortonworks, Inc.(a)	20,083	403,869
Infinera Corp.(a)	30,506	193,103
Inphi Corp.(a)	7,520	275,232
Internap Corp.(a)	12,325	193,626
Limelight Networks, Inc.(a)	95,972	423,237
LivePerson, Inc.(a)	25,550	293,825
MaxLinear, Inc., Class A(a)	12,841	339,259
Mellanox Technologies, Ltd.(a)	5,019	324,729
Mimecast, Ltd.(a)	7,391	211,900
Nanometrics, Inc.(a)	8,469	211,047
Photronics, Inc.(a)	17,219	146,792
Quantenna Communications, Inc.(a)	23,877	291,299
Rapid7, Inc.(a)	20,608	384,545
RingCentral, Inc., Class A(a)	4,987	241,371
Sailpoint Technologies Holding(a)	14,410	208,945
Silicon Motion Technology Corp., ADR	5,457	289,003
Truecar, Inc.(a)	18,756	210,067
Twilio, Inc., Class A(a)	6,916	163,218
USA Technologies, Inc.(a)	29,799	290,540

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2017	9

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Information Technology (continued)
Varonis Systems, Inc.(a)	7,408	$359,658
		8,718,652
Materials (2.81%)
Codexis, Inc.(a)	37,331	311,714
LSB Industries, Inc.(a)	17,298	151,531
Summit Materials, Inc., Class A(a)	8,987	282,569
		745,814
Telecommunication Services (1.57%)
Boingo Wireless, Inc.(a)	18,500	416,250

TOTAL COMMON STOCKS
(COST $19,960,816)		26,263,135

TOTAL INVESTMENTS (98.90%)
(COST $19,960,816)		26,263,135

OTHER ASSETS IN EXCESS OF LIABILITIES (1.10%)		291,727

NET ASSETS 100.00%		$26,554,862

(a)	Non Income Producing Security.

(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

See Notes to Financial Statements.

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Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS (97.20%)
Consumer Discretionary (13.85%)
Adtalem Global Education, Inc.(a)	10,360	$435,638
Caleres, Inc.	18,684	625,540
Career Education Corp.(a)	36,863	445,305
Eldorado Resorts, Inc.(a)	20,464	678,382
G-III Apparel Group, Ltd.(a)	22,153	817,224
M/I Homes, Inc.(a)	21,522	740,357
New Home Co., Inc.(a)	23,728	297,312
Tenneco, Inc.	8,894	520,655
TRI Pointe Group, Inc.(a)	42,445	760,614
Winnebago Industries, Inc.	15,925	885,430
		6,206,457
Consumer Staples (1.16%)
Andersons, Inc.	16,637	518,242

Energy (5.69%)
Eclipse Resources Corp.(a)	183,028	439,267
Gulfport Energy Corp(a)	26,080	332,781
Matador Resources Co.(a)	18,886	587,921
Oil States International, Inc.(a)	21,651	612,723
Patterson-UTI Energy, Inc.	25,032	575,987
		2,548,679
Financials (23.48%)
BancorpSouth, Inc.	20,567	646,832
Banner Corp.	14,441	795,988
Capitol Federal Financial, Inc.	38,918	521,890
Cbtx Inc	15,433	457,743
ConnectOne Bancorp, Inc.	32,101	826,601
Enterprise Financial Services Corp.	19,721	890,403
James River Group Holdings, Ltd.	17,733	709,497
Meridian Bancorp, Inc.	50,336	1,036,922
Pinnacle Financial Partners, Inc.	11,669	773,655
Provident Financial Services, Inc.	18,612	501,966
TriState Capital Holdings, Inc.(a)	33,984	781,632
Waterstone Financial, Inc.	38,200	651,310
Western Alliance Bancorp(a)	17,799	1,007,779
Wintrust Financial Corp.	11,211	923,450
		10,525,668
Health Care (8.53%)
Allscripts Healthcare Solutions, Inc.(a)	63,279	920,710
Endologix, Inc.(a)	80,951	433,088
Magellan Health, Inc.(a)	11,408	1,101,442
Pacira Pharmaceuticals, Inc.(a)	17,920	818,048
Prestige Brands Holdings, Inc.(a)	12,446	552,727
		3,826,015
Industrials (15.68%)
Astronics Corp.(a)	15,640	648,591
Atkore International Group, Inc.(a)	29,772	638,609
Forward Air Corp.	9,038	519,143
Generac Holdings, Inc.(a)	10,788	534,222
Harsco Corp.(a)	53,216	992,478
Knoll, Inc.	37,176	856,535
Kornit Digital, Ltd.(a)	49,030	791,835
REV Group, Inc.	24,615	800,726
Safe Bulkers, Inc.(a)	236,001	762,283

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2017	11

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Industrials (continued)
Student Transportation, Inc.	78,799	$483,826
		7,028,248
Information Technology (13.52%)
ACI Worldwide, Inc.(a)	33,817	766,631
Ambarella, Inc.(a)	4,089	240,229
Barracuda Networks, Inc.(a)	16,301	448,278
Benchmark Electronics, Inc.(a)	23,126	672,967
BlackBerry, Ltd.(a)	74,935	837,024
Dolby Laboratories, Inc., Class A	9,689	600,718
Etsy, Inc.(a)	37,516	767,202
Teradata Corp.(a)	28,757	1,105,994
Travelport Worldwide, Ltd.	47,477	620,524
		6,059,567
Materials (4.93%)
Cliffs Natural Resources, Inc.(a)	107,256	773,316
Commercial Metals Co.	31,342	668,211
Graphic Packaging Holding Co.	23,147	357,621
Owens-Illinois, Inc.(a)	18,505	410,256
		2,209,404
Real Estate (4.28%)
Four Corners Property Trust, Inc., REIT	34,127	877,064
Gramercy Property Trust, Inc., REIT	13,655	364,042
Physicians Realty Trust, REIT	37,685	677,953
		1,919,059
Utilities (6.08%)
Chesapeake Utilities Corp.	9,092	714,177
Connecticut Water Service, Inc.	5,101	292,848
Middlesex Water Co.	16,686	665,938
Ormat Technologies, Inc.	16,452	1,052,270
		2,725,233

TOTAL COMMON STOCKS
(COST $35,011,243)		43,566,572

TOTAL INVESTMENTS (97.20%)
(COST $35,011,243)		43,566,572

OTHER ASSETS IN EXCESS OF LIABILITIES (2.80%)		1,254,879

NET ASSETS 100.00%		$44,821,451

(a)	Non Income Producing Security.

See Notes to Financial Statements.

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Statements of Assets and Liabilities

December 31, 2017 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
ASSETS:
Investments, at value (Cost - see below)	$26,263,135	$43,566,572
Cash	565,445	1,248,530
Receivable for investments sold	51,585	–
Receivable for fund shares subscribed	–	10,260
Dividends and interest receivable	2,222	33,871
Prepaid expenses and other assets	15,648	21,560
Total Assets	26,898,035	44,880,793

LIABILITIES:
Payable for investments purchased	303,957	–
Payable for director fees	5,081	5,081
Payable for advisory fees	5,833	13,596
Payable for fund accounting and administration fees	10,909	14,710
Payable for distribution and service fees	–	144
Payable for audit and legal fees	11,269	13,797
Other accrued liabilities and expenses	6,124	12,014
Total Liabilities	343,173	59,342
Net Assets	$26,554,862	$44,821,451

NET ASSETS CONSISTS OF:
Paid-in capital	$20,303,892	$36,954,754
Accumulated undistributed net investment income/(loss)	(334,541)	7,445
Accumulated net realized gain/(loss) on investments	283,192	(696,077)
Net unrealized appreciation on investments	6,302,319	8,555,329
Net Assets	$26,554,862	$44,821,451

Cost of Investments	$19,960,816	$35,011,243

PRICING OF SHARES:
Institutional
Net Assets	$26,554,862	$44,148,601
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	1,631,560	2,158,280
Net Asset Value, offering and redemption price per share	$16.28	$20.46
Investor
Net Assets	$–	$672,850
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	–	33,154
Net Asset Value, offering and redemption price per share	$–	$20.29

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2017	13

Statements of Operations

For the Six Months Ended December 31, 2017 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $0 and $2,428, respectively)	$11,936	$250,804
Total Investment Income	11,936	250,804

EXPENSES:
Advisory fees (Note 3)	131,588	220,285
Fund accounting and administration fees and expenses	46,805	73,972
Transfer agent fees	16,095	26,413
Distribution and service fees
Investor	–	973
Legal fees	8,514	14,091
Printing fees	615	4,389
Registration fees	10,278	16,703
Audit and tax fees	7,800	8,052
Custodian fees	2,560	2,901
Director fees and expenses	10,081	10,081
Other	6,395	8,585
Total Expenses Before Waivers	240,731	386,445
Less fees waived by Adviser (Note 3)	(95,968)	(143,086)
Total Net Expenses	144,763	243,359
Net Investment Income/(Loss)	(132,827)	7,445

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	1,160,490	725,744
Net change in unrealized appreciation/(depreciation) on investments	(119,091)	2,255,716
Net Realized and Unrealized Gain on Investments	1,041,399	2,981,460
Net Increase in Net Assets Resulting from Operations	$908,572	$2,988,905

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
OPERATIONS:
Net investment income/(loss)	$(132,827)	$(292,074)	$7,445	$11,563
Net realized gain on investments	1,160,490	8,060,618	725,744	10,540,771
Net change in unrealized appreciation/(depreciation) on investments	(119,091)	855,736	2,255,716	744,058
Net increase in net assets resulting from operations	908,572	8,624,280	2,988,905	11,296,392

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional
From net investment income	(201,714)	–	–	(76,127)
From net realized gains on investments	(3,987,645)	–	(2,288,431)	–
Investor
From net investment income	–	–	–	(79)
From net realized gains on investments	–	–	(34,992)	–
Total distributions	(4,189,359)	–	(2,323,423)	(76,206)

CAPITAL SHARE TRANSACTIONS:
Institutional
Proceeds from sale of shares	848,560	2,251,187	3,723,178	8,762,639
Shares issued in reinvestment of distributions	4,159,270	–	1,673,166	58,066
Cost of shares redeemed	(1,186,016)	(19,682,697)	(3,397,834)	(42,973,360)
Redemption fees	–	–	–	1,239
Total	3,821,814	(17,431,510)	1,998,510	(34,151,416)
Investor
Proceeds from sale of shares	–	–	2,459	585,238
Shares issued in reinvestment of distributions	–	–	30,671	76
Cost of shares redeemed	–	–	(397,471)	(207,584)
Total	–	–	(364,341)	377,730
Net increase/(decrease) from capital shares transactions	3,821,814	(17,431,510)	1,634,169	(33,773,686)

Net increase/(decrease) in net assets	541,027	(8,807,230)	2,299,651	(22,553,500)

NET ASSETS:
Beginning of period	26,013,835	34,821,065	42,521,800	65,075,300
End of period	$26,554,862	$26,013,835	$44,821,451	$42,521,800
Including accumulated net investment income/(loss) of:	$(334,541)	$–	$7,445	$–

OTHER INFORMATION:
Share Transactions:
Institutional
Beginning shares	1,390,728	2,439,069	2,057,765	3,985,455
Shares sold	44,917	132,757	183,416	467,621
Shares issued in reinvestment of dividends	260,769	–	83,868	2,936
Less shares redeemed	(64,854)	(1,181,098)	(166,769)	(2,398,247)
Ending shares	1,631,560	1,390,728	2,158,280	2,057,765
Investor
Beginning shares	–	–	51,411	32,503
Shares sold	–	–	120	29,568
Shares issued in reinvestment of dividends	–	–	1,549	4
Less shares redeemed	–	–	(19,926)	(10,664)
Ending shares	–	–	33,154	51,411

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2017	15

Financial Highlights

Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$18.71		$14.28	$15.41	$16.35		$14.46	$11.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.16)	(0.13)	(0.14)		(0.17)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.69		4.59	(1.00)	(0.02	)(b)	2.19	2.81
Total from Investment Operations	0.60		4.43	(1.13)	(0.16)		2.02	2.68

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.15)		–	–	–		–	–
From net realized gains on investments	(2.88)		–	–	(0.78)		(0.13)	(0.09)
Total Dividends and Distributions to Shareholders	(3.03)		–	–	(0.78)		(0.13)	(0.09)

Paid-in Capital from Redemption Fees	–		–	–	0.00	(c)	0.00 (c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.43)		4.43	(1.13)	(0.94)		1.89	2.59

NET ASSET VALUE, END OF PERIOD	$16.28		$18.71	$14.28	$15.41		$16.35	$14.46

TOTAL RETURN	3.56	%(d)	30.95%	(7.33%)	(0.71%)		13.99%	22.79%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$26,555		$26,014	$34,821	$46,285		$31,657	$18,245

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.83	%(e)	1.76%	1.54%	1.57%		1.86%	3.85%
Operating expenses including waiver/reimbursement	1.10	%(e)	1.10%	1.10%	1.10%		1.10%	1.10%
Net investment loss including waiver/reimbursement	(1.01	)%(e)	(0.98)%	(0.97)%	(0.94)%		(1.02)%	(1.00)%

PORTFOLIO TURNOVER RATE	43	%(d)	88%	93%	95%		81%	73%

(a)	Calculated using average shares throughout the period.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to the share transactions for the period.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

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Financial Highlights

Cortina Small Cap Value Fund – Institutional	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$20.16		$16.20	$18.52	$18.67	$15.62	$12.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.00	(b)	0.01	0.01	(0.02)	(0.01)	0.01
Net realized and unrealized gain/(loss) on investments	1.39		3.98	(2.33)	0.24	3.30	3.68
Total from Investment Operations	1.39		3.99	(2.32)	0.22	3.29	3.69

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.03)	–	–	(0.01)	(0.07)
From net realized gains on investments	(1.09)		–	–	(0.37)	(0.23)	(0.54)
Total Dividends and Distributions to Shareholders	(1.09)		(0.03)	–	(0.37)	(0.24)	(0.61)

Paid-in Capital from Redemption Fees	–		0.00 (b)	0.00 (b)	0.00 (b)	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.30		3.96	(2.32)	(0.15)	3.05	3.08

NET ASSET VALUE, END OF PERIOD	$20.46		$20.16	$16.20	$18.52	$18.67	$15.62

TOTAL RETURN	7.02	%(c)	24.65%	(12.53%)	1.21%	21.14%	30.41%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$44,149		$41,492	$64,552	$51,254	$34,842	$4,344

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.75	%(d)	1.72%	1.50%	1.63%	1.92%	5.55%
Operating expenses including waiver/reimbursement	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income/(loss) including waiver/reimbursement	0.04	%(d)	0.03%	0.08%	(0.13)%	(0.09)%	0.10%

PORTFOLIO TURNOVER RATE	35	%(c)	89%	109%	102%	78%	81%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2017	17

Financial Highlights

Cortina Small Cap Value Fund – Investor	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017		Year Ended June 30, 2016	Year Ended June 30, 2015	For the Period April 30, 2014 (Inception) to June 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$20.04		$16.11		$18.47	$18.67	$18.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02	)(b)	(0.03	)(b)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.36		3.96		(2.34)	0.23	0.53
Total from Investment Operations	1.34		3.93		(2.36)	0.17	0.52

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.00	)(c)	–	–	–
From net realized gains on investments	(1.09)		–		–	(0.37)	–
Total Dividends and Distributions to Shareholders	(1.09)		(0.00	)(c)	–	(0.37)	–

Paid-in Capital from Redemption Fees	–		–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.25		3.93		(2.36)	(0.20)	0.52

NET ASSET VALUE, END OF PERIOD	$20.29		$20.04		$16.11	$18.47	$18.67

TOTAL RETURN	6.86	%(d)	24.41%		(12.78%)	0.94%	2.87	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$673		$1,030		$524	$360	$103

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	2.00	%(e)	2.00%		1.75%	1.86%	2.14	%(e)
Operating expenses including waiver/reimbursement	1.35	%(e)	1.35%		1.35%	1.35%	1.35	%(e)
Net investment loss including waiver/reimbursement	(0.22	)%(e)	(0.15)%		(0.13)%	(0.35)%	(0.20	)%(e)

PORTFOLIO TURNOVER RATE	35	%(d)	89%		109%	102%	78	%(d)(f)

(a)	Calculated using average shares throughout the period.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated at the Fund level and represents the year ended June 30, 2014.

See Notes to Financial Statements.

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Notes to Financial Statements

December 31, 2017 (Unaudited)

1.  ORGANIZATION

Cortina Funds, Inc. (the “Corporation”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was organized on April 27, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock (“shares”) of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”).

The Cortina Small Cap Growth Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011, is a diversified portfolio with an investment objective to seek growth of capital. The Cortina Small Cap Value Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011 and the sale of Investor Class Shares on April 30, 2014, is a diversified portfolio with an investment objective to seek long-term capital appreciation.

Shares of each Fund are designated as Institutional Shares or Investor Shares with an indefinite number of shares authorized at $0.01 par value. The Articles of Incorporation, as amended and restated, permit the Corporation’s Board of Directors (the “Board”) to create additional funds and share classes.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds’ Board. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Cash — The Fund considers its investment in a FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Semi-Annual Report | December 31, 2017	19

Notes to Financial Statements

December 31, 2017 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ investments as of December 31, 2017:

Cortina Small Cap Growth Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$26,263,135	$–	$–	$26,263,135
Total	$26,263,135	$–	$–	$26,263,135

Cortina Small Cap Value Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$43,566,572	$–	$–	$43,566,572
Total	$43,566,572	$–	$–	$43,566,572

*	See Schedule of Investments for sector classification.

For the six months ended December 31, 2017, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the six months ended December 31, 2017. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For the six months ended December 31, 2017, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds did not hold any investments in affiliated companies as of and during the six months ended December 31, 2017.

Expenses — The Funds bear expenses incurred specifically on each Fund’s respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

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Notes to Financial Statements

December 31, 2017 (Unaudited)

Expenses that are specific to a class of shares of the Funds are charged directly to the share class. The Funds’ realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds.

Federal Income Taxes — As of and during the six months ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

3.  ADVISORY FEES, FUND ACCOUNTING FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Adviser

Cortina Asset Management, LLC, is the Funds’ investment adviser (the “Adviser”). The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds based on the Funds’ investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% and 1.35% of average daily net assets of each Fund’s Institutional and with respect to the Cortina Small Cap Value Fund Investor Class shares, respectively, through October 31, 2018. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds’ total annual fund operating expenses including any requested reimbursement amount, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board.

As of December 31, 2017, reimbursements that may potentially be made by the Funds to the Adviser total $562,318 for the Cortina Small Cap Growth Fund and $760,796 for the Cortina Small Cap Value Fund and expire as follows:

Cortina Small Cap Growth Fund
June 30, 2018	$198,408
June 30, 2019	166,642
June 30, 2020	197,268
$562,318

Cortina Small Cap Value Fund
June 30, 2018	$222,111
June 30, 2019	250,624
June 30, 2020	288,061
$760,796

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Funds’ average daily net assets.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”).

Semi-Annual Report | December 31, 2017	21

Notes to Financial Statements

December 31, 2017 (Unaudited)

Compliance Services

ALPS provides services that assist the Corporation’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Distributor

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Distribution and Services Plan

The Small Cap Value Fund has adopted a Distribution and Services Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Cortina Small Cap Value Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Cortina Small Cap Value Fund’s shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of the Cortina Small Cap Value Fund and for services provided to shareholders.

The Cortina Small Cap Value Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Cortina Small Cap Value Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Cortina Small Cap Value Fund’s Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended December 31, 2017.

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$11,341,302	$11,111,943
Cortina Small Cap Value Fund	15,160,776	16,106,425

There were no purchases or sales of long-term U.S. Government Obligations for either Fund during the six months ended December 31, 2017.

5.  TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.

As of December 31, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)
Cortina Small Cap Growth Fund	$20,289,486	$6,852,135	$(878,486)	$5,973,649
Cortina Small Cap Value Fund	35,356,347	8,764,318	(554,093)	8,210,225

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales.

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Notes to Financial Statements

December 31, 2017 (Unaudited)

6.  COMMITMENTS AND CONTINGENCIES

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

7.  SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. . Effective August 1, 2017, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2017, had no effect on the Funds’ net assets or results of operations.

Semi-Annual Report | December 31, 2017	23

Additional Information

December 31, 2017 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-612-3936, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year end June 30, 2017 is available without charge upon request by calling toll-free 1-855-612-3936, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-612-3936. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Material must be accompanied or preceded by the prospectus.

The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

Not applicable.

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Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Jennifer Hanson
Jennifer Hanson, President
(Principal Executive Officer)

Date:	March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric Conner
Eric Conner, Treasurer and Principal
Accounting Officer
(Principal Financial Officer)

Date:	March 7, 2018

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